Exhibit 23.2


                                JAMES J. TAYLOR
                          Certified Public Accountant



                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANT


United States Securities
and Exchange Commission
Washington , D.C.

Dear Sirs:

     I consent to the incorporation or the above referenced statements in the Registration Statement, Form SB-2, of NANNACO, INC.

     I also consent to the reference to me under the heading "Experts" in such Registration Statements.


                                        Sincerely yours,

                                        /s/ James J. Taylor
                                        -------------------
                                        James J. Taylor
                                        Certified Public Accountant

August 16, 2000


           555 IH 35 South, Suite 313 * New Braunfels, Texas 78130 *
                   Telephone (830) 624-0100 Fax (830) 624-0300
                     e-mail address: james_j_taylor@msn.com


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